UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 11, 2019

Solitron Devices, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-04978	22-1684144
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3301 Electronics Way, West Palm Beach, Florida		33407
(Address of Principal Executive Offices)		(Zip Code)

(561) 848-4311
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01.
Changes in Registrant's Certifying Accountant.

On January 11, 2019, Solitron Devices, Inc. (“Solitron” or the “Company”) notified BDO USA, LLP (“BDO”), that it was terminating BDO as the Company’s independent registered public accounting firm. The decision to terminate BDO was approved by Solitron’s Audit Committee and approved by Solitron’s Board of Directors unanimously.

As previously disclosed on a Form 8-K filed on February 27, 2018 and a Form 8-K/A filed on March 8, 2018, BDO provided Solitron with a letter on February 21, 2018 regarding BDO’s determination that it would not stand for reappointment as the Company’s independent registered public accounting firm for any period subsequent to the period ended February 28, 2017.

The report of the independent registered public accounting firm of BDO regarding the Company’s financial statements for the fiscal year ended February 28, 2017 has not been filed and the Company is therefore unable to provide the information requested under Item 304(a)(1)(ii) of Regulation S-K.

During the fiscal year ended February 28, 2017, and during the period from the end of February 28, 2017 through January 11, 2019, the date Solitron sent its termination letter to BDO, there were (i) two prior disagreements with BDO that were later resolved (the "Resolved Disagreements") and (ii) one disagreement with BDO on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, was not resolved to the satisfaction of BDO, and as a result would have caused BDO to make reference to such disagreement in its reports (the "Unresolved Disagreement").

With respect to the first Resolved Disagreement, Solitron informed BDO that it expected to have an inventory adjustment for the period ended February 28, 2017. This Resolved Disagreement involved a determination of what the proper accounting treatment should be for the fiscal 2017 inventory adjustment. Solitron communicated that it believed the proper treatment under generally accepted accounting principles ("GAAP") was a change in estimate. BDO communicated that it believed the proper treatment was a change in accounting principle and that a restatement was necessary. Solitron's management and Solitron's Audit Committee discussed the subject matter with BDO. Solitron provided BDO with authoritative analysis on December 8, 2017 that the proper treatment was change in estimate to resolve the matter. Solitron has authorized BDO to respond fully to the inquiries of any successor accountant concerning the subject matter of this first Resolved Disagreement.

With respect to the second Resolved Disagreement, BDO demanded that Solitron conduct a 10A investigation concerning four issues, one of which, was an assertion by BDO regarding “Factors that led to Solitron not properly maintaining historical inventory reserves, including excess and obsolescence...” This Resolved Disagreement involved a determination of whether Solitron had properly maintained historical inventory reserves, including excess and obsolescence. Solitron asserted that it had properly maintained historical inventory reserves and that the related 2017 fiscal year-end adjustment was a change in estimate. BDO communicated that it did not agree with Solitron’s assertion. As part of the 10A investigation Solitron retained Marcum LLP to review Solitron’s historical inventory accounting. Solitron’s management and Solitron’s Audit Committee discussed the matter with BDO. Marcum’s conclusion was that Solitron’s inventory policies were consistent with GAAP. BDO accepted the conclusions of the 10A investigation. Solitron has authorized BDO to respond fully to the inquiries of any successor accountant concerning the subject matter of the second Resolved Disagreement.

With respect to the Unresolved Disagreement, Solitron has historically classified inventory as a current asset, consistent with industry practice. Subsequent to the conclusion of the 10A investigation regarding Solitron’s historical inventory practices, BDO communicated to Solitron that it believes GAAP requires a company to classify inventory as short-term and/or long-term, whereby “all” inventory (irrespective of nature or type) not expected to be consumed within one year must be classified as long-term (non-current). Solitron’s review of selected guidance provided by BDO and the Company’s research reveals that Financial Accounting Standards Board ("FASB") authoritative guidance has not been provided specifically on inventory classification as current or non-current. BDO has communicated that it believes Solitron has a balance sheet classification error in past financial statements because it classified all inventory as short-term (current), but now BDO asserts a portion of inventory should have been classified as long-term (non-current). Solitron's management does not agree with BDO’s assertion nor believe reclassification of previously reported inventory is necessary. However, in good faith with efforts to assist in having the audit concluded, Solitron's management agreed to reclassify inventory as a change from one accepted accounting principle to another accepted accounting principle, and to reclassify the prior year’s financials for comparative purposes. Solitron’s treatment was similar to a BDO example provided to Solitron, and which example was for an entity’s financial reporting where BDO was the auditor. Solitron's management completed a materiality analysis and concluded that while the change is quantitatively material (i.e., greater than five percent) to certain balance sheet line items, it would not affect the income statement or stockholders' equity and therefore would not be material to investors valuing the company on a book value or income basis. BDO disagreed with Solitron’s treatment. BDO used subsequent information (more than thirty months) regarding inventory usage to calculate the amount of inventory to reclassify from Solitron’s fiscal 2016 audited financials. BDO did not provide Solitron the audit analysis of the calculation nor any authoritative basis for changing a prior year’s audited financials based on such subsequent information. BDO believes the long-term inventory adjustments are material and any material adjustment to previously reported financial statements is a correction of an error requiring the restatement of the previously reported financial statements. BDO did not provide Solitron with a corresponding materiality analysis. Solitron's management and Solitron's Audit Committee discussed the subject matter with BDO. Solitron has authorized BDO to respond fully to the inquiries of any successor accountant concerning the subject matter of the Unresolved Disagreement.

During the process to audit Solitron's financial statements, Solitron retained Marcum LLP as an outside consultant. Marcum has reviewed Solitron's policies and confirmed that Solitron's policies are consistent with ("GAAP").

There were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

The Company provided BDO with a copy of this Current Report on Form 8-K (the "Report") prior to its filing with the Securities and Exchange Commission ("SEC") and requested that BDO furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of such letter will be filed by amendment as Exhibit 16.1 to this Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLITRON DEVICES, INC.

Date: January 17, 2019	By:	/s/ Tim Eriksen
Tim Eriksen
Chief Executive Officer and Interim Chief Financial Officer